November 1, 2026
Summary
Prospectus
VictoryShares Short-Duration Municipal ETF (VMSD)
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at vcm.com.
You may also obtain this information at no cost by calling 866-376-7890 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Listed and traded on: The Nasdaq Stock Market LLC and Nasdaq Texas, LLC
vcm.com
866-376-7890

VictoryShares Short-Duration Municipal ETF Summary
Investment Objective
The VictoryShares Short-Duration Municipal ETF (the “Fund”) seeks to provide investors with interest income that is exempt from federal income tax.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Other Expenses[1]	0.47%
Total Annual Fund Operating Expenses	0.62%
Fee Waiver/Expense Reimbursements[2]	(0.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements[2]	0.18%
1
Estimated for the current fiscal year.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2027, so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.18%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years
$18	$123
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has only recently commenced investment operations, no portfolio turnover information is available at this time.

VictoryShares Short-Duration Municipal ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is expected to be excludable from gross income for federal income tax purposes (“municipal securities”). The Fund invests primarily in investment-grade municipal securities. The Fund may invest in municipal securities of any maturity. The Fund’s short-duration focus is implemented through its effective-duration policy described below.
The Fund generally seeks to maintain an effective duration that is no more than two years shorter or two years longer than the effective duration of the Bloomberg Municipal Bond 3 Year (2-4) Total Return Index. “Effective duration” is a measure, expressed in years, of a bond’s or portfolio’s expected price sensitivity to changes in interest rates, taking into account the timing of expected cash flows and embedded features such as calls or prepayments.
Municipal securities generally are issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works. Municipal securities may be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other institutions and facilities. They also may be issued by or on behalf of public authorities to finance various privately operated facilities, which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports, and pollution control, as well as public facilities such as airports, mass transit systems, ports, and parking.
In addition, during normal market conditions, at least 80% of the Fund’s net assets will consist of municipal securities the interest income from which is expected to be excludable from the calculation of federal alternative minimum tax (“AMT”). This policy may be changed only by a shareholder vote.
The Fund may invest in variable-rate demand notes (“VRDNs”). VRDNs generally are long-term municipal securities with interest rates that reset periodically and a demand feature that permits the holder to tender the security to a remarketing agent or liquidity provider on short notice.
The Fund may invest up to 20% of its net assets in securities that are rated below investment grade (also known as “high-yield” or “junk” bonds) or, if unrated, are determined by the Adviser to be of comparable quality.
We manage the Fund based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the amount of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond. We generally intend to hold investments until maturity, resulting in lower portfolio turnover in the Fund, although these intentions may be adjusted in response to the market or other events.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices typically fall; conversely, when interest rates fall, bond prices typically rise. The price volatility of a bond also depends on its duration, which is a measure of a bond’s sensitivity to a change in interest rates. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in

VictoryShares Short-Duration Municipal ETF Summary
the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk —The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Duration is a measure of a fixed income security’s sensitivity to changes in interest rates. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities  and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security generally will go down.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
High-Yield or “Junk” Bond Risk — Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments, and may become illiquid. These risks are more pronounced for securities that are already in default.
General Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Structural Risk – Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (“VRDNs”) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic

VictoryShares Short-Duration Municipal ETF Summary
instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Limited History of Operations — The Fund is new and has no history of operations for investors to evaluate.

VictoryShares Short-Duration Municipal ETF Summary
Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Valuation Risk — Nearly all of the Fund’s investments are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
Taxable Investment Risk — Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the Fund’s municipal securities could become subject to regular federal income tax or the AMT, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your Fund distributions.
Tax Risk — The Fund may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives may be affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of the municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.
Tax-Exempt Status Risk — The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the

VictoryShares Short-Duration Municipal ETF Summary
time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
Valuation Risk — Nearly all of the Fund’s investments are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Cybersecurity Risk — Cybersecurity failures by and breaches of the Adviser, transfer agent, the Distributor, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
Expense Risk — Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. Losing money is a risk of investing in the Fund.
Investment Performance
No performance information is presented since the Fund does not yet have a full calendar year of performance. Performance data for the Fund is available online at vcm.com or by calling 866-376-7890. A fund’s performance is not necessarily an indication of how that fund will perform in the future.

VictoryShares Short-Duration Municipal ETF Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Victory Income Investors, a Victory Capital investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Andrew Hattman, CFA, CAIA	Senior Portfolio Manager, Head of Municipal Bond Portfolio Management	Since September 2026
Lauren Spalten	Portfolio Manager	Since September 2026
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
Distributions reported by the Fund as “exempt-interest dividends” are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT. Distributions of the Fund’s capital gains generally are subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
VS-VMSD-SUMPRO (11/26)